UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 3, 2011 (October 28, 2011)

COMMITTED CAPITAL ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-52651	14-1961545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue 22nd Floor, New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  212-277-5301

________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 28, 2011, Committed Capital Acquisition Corporation (the “Company”) consummated its initial public offering (the “Offering”) of 5,750,000 of its units (the “Units”). The number of units issued at the closing of the Offering included 750,000 Units subject to the underwriters’ over-allotment option, which was exercised in full. The Units were sold at an offering price of $5.00 per Unit, generating gross proceeds of $28,750,000.   On October 28, 2011, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report Form 8-K, announcing the consummation of the Offering.

The Units began trading on the Over-the-Counter Bulletin Board quotation system under the ticker symbol “CMTPU” on October 25, 2011. Initially, the Units will be the only security of the Company that is trading. The shares of common stock and warrants to purchase common shares comprising the Units will begin separate trading on November 9, 2011, which is the tenth business day following the exercise of the over-allotment option in full by the underwriters.

All of the gross proceeds of the Offering equal to $28,750,000 were placed in a trust account at JP Morgan Chase Bank, N.A., with Continental Stock Transfer & Trust Company acting as trustee. Except for a portion of the interest income that may be released to the Company to pay income or other tax obligations and to fund its working capital requirements, none of the funds held in the trust account will be released until the earlier of (i) the consummation of a business transaction, (ii) the Company’s redemption of the public shares sold in the Offering if the Company is unable to consummate its initial business transaction within the 21-month or 24-month period set forth in the registration statement for the Offering, or (iii) the Company’s liquidation (if no redemption occurs).

Audited financial statements as of October 28, 2011 reflecting the receipt of the proceeds by the Company in connection with the closing of the Offering have been issued by the Company and are included as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Exhibit
99.1	Press Release, dated October 28, 2011.

99.2	Audited Financial Statements.

101.1	The following information formatted in XBRL: (i) Audited Balance Sheets as of October 28, 2011; and (ii) Notes to Audited Balance Sheet tagged as blocks of text.*

*
Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Committed Capital Acquisition Corporation

November 3, 2011	By:	/s/ Michael Rapp
Name: Michael Rapp
Title: President and Chairman